UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2009

ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2500 Columbia Avenue, Lancaster, Pennsylvania 17603
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(717) 397-0611

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously announced by Armstrong World Industries, Inc. (the “Company”), on September 1, 2009, Robert C. Garland, Russell F. Peppet, Arthur J. Pergament, and Hon. Alexander M. Sanders, Jr. resigned from Company’s Board of Directors effective September 11, 2009, or such earlier time as successors or replacements are elected or appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2009

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Jeffrey D. Nickel
	Name:	Jeffrey D. Nickel
	Title:	Senior Vice President, Secretary and General Counsel

3